Oppenheimer Commodity Strategy Total Return Fund

Supplement dated April 1, 2009 to the

Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Commodity Strategy Total Return Fund (the "Fund") dated April 29, 2008. It is in addition to the supplements dated July 1, 2008 and September 11, 2008 and replaces the supplements dated January 9, 2009 and March 31, 2009.

1.     The section titled "How the Fund is Managed – Portfolio Managers," beginning on page 25 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Kevin Baum, Robert Baker, and Carol Wolf, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Baum, has been a portfolio manager of the Fund since 1999 and a Vice President of the Fund since 2001. Mr. Baker, has been a portfolio manager and Vice President of the Fund since May 2007. Ms. Wolf has been a portfolio manager and Vice President of the Fund since December 2008.

Mr. Baum, CFA, has been a Vice President of the Manager since 2000. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Baker, CFA, has been a Vice President and Senior Portfolio Manager of the Manager since May 2007. He was an Assistant Vice President and Senior Research Analyst of the Manager from January 2004 to May 2007 and an Analyst of the Manager from February 2001 to December 2003. Since joining the Manager in 1993, Mr. Baker also held positions with the accounting and technologies groups. Mr. Baker is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ms. Wolf has been a Senior Vice President of the Manager since June 2000. She was formerly Vice President of the Manager from June 1990 through June 2000. Ms. Wolf is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

2.     The section titled "About the Fund's Investments – The Fund's Principal Investment Policies and Risks – Money Market Instruments," on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Money Market Instruments. The Fund can invest in money market instruments, which are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. Money market instruments have a maturity of 13 months or less and include U.S. Government obligations, commercial paper, other short-term commercial obligations, certificates of deposit, bankers’ acceptances, bank deposits and other financial institution obligations of a domestic or foreign bank. The Fund may also invest in affiliated money market funds including Oppenheimer Institutional Money Market Fund, described below. The Fund may keep a portion of its assets in cash.

April 1, 2009

PS0735.036